                               CHAIRMAN'S LETTER


FELLOW SHAREHOLDER:

During the six months ended July 31, 1995, the first half of the fiscal year for Vanguard Specialized Portfolios, the stock market--led by large capitalization blue-chip stocks--surged ahead to its best six-month performance in recent memory. The breadth of the market's strength was particularly striking, with virtually every major sector providing exceptionally strong returns. As a result, all four of the Specialized Portfolios earned double-digit gains.

------------------------------------------------------------------
                                                    Total Return
------------------------------------------------------------------
                                                  Six Months Ended
                                                    July 31, 1995
------------------------------------------------------------------
HEALTH CARE PORTFOLIO                                   +18.2%
AVERAGE HEALTH CARE FUND                                +17.8
------------------------------------------------------------------
ENERGY PORTFOLIO                                        +18.9%
AVERAGE NATURAL RESOURCES FUND                          +17.2
------------------------------------------------------------------
UTILITIES INCOME PORTFOLIO                              +10.6%
AVERAGE UTILITY FUND                                    + 8.9
------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX                             +21.0%
------------------------------------------------------------------
------------------------------------------------------------------
GOLD & PRECIOUS METALS PORTFOLIO                        +17.3%
AVERAGE GOLD FUND                                       +20.5
------------------------------------------------------------------
SALOMON GOLD INDEX                                      +12.0%
------------------------------------------------------------------

Detailed per share figures for each Portfolio, including net asset values and income dividends, are presented in a table that follows this letter.

        After a moderately disappointing 1994, the stock market sprung to life as the new year began. During the past six months, the market moved upward, week after week, in virtually straight-line fashion, delighting the bulls and astonishing the bears. On balance, the Dow Jones Industrial Average rose from 3844 as the fiscal year began to 4708 on July 31.

        As usual, there were many opinions as to the source of the market's surprising strength. In my view, it resulted from a combination of: (1) the sharp decline in interest rates (the yield on the long-term U.S. Treasury bond fell from 7.8% to 6.8% during the period, a dip of 100 basis points); (2) the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board; (3) a slight softening in U.S. economic growth, resulting in continued optimism about the outlook for inflation; (4) record-breaking corporate profits; and (5) a hint of speculative fever in the marketplace. Whatever the reason, the strong market, as measured by the Standard & Poor's 500 Stock Index, provided an outstanding six-month return of +21.0%.

UTILITIES INCOME PORTFOLIO

During the past six months, the Utilities Income Portfolio continued to provide an above-average yield and strong relative returns. As you know, the conservative nature of utility stocks does not typically lend them to providing market-leading performance in a strong bull market. The past six months has been no exception, as our Portfolio achieved "only" a +10.6% return, compared to +21.0% for the broad stock market. Nonetheless, we surpassed the performance of the average utility fund, which earned an +8.9% return.

        After raising the Federal funds rate (at which banks borrow from one another) fully six times during 1994, the Fed began to observe slower economic growth in 1995, and therefore lessened its upward pressure on interest rates. In early July, the short-term rate was gently eased by 1/4 of 1%, bringing this key rate to 53/4% versus 3% just one and one-half years ago. As a result, the rising interest rate environment that had dampened our 1995 fiscal year results gradually reversed course, and interest-rate-sensitive utility stocks garnered solidly positive returns.

        Since the inception of the Portfolio in May 1992, its annualized return of +10.7% has been well above the +7.4% return of the average utility fund, a highly favorable relative outcome. For investors seeking enhanced income and willing to accept the risks associated with interest-sensitive stocks, the Portfolio remains a prudent and relatively attractive investment.

HEALTH CARE PORTFOLIO

Health care stocks continued their rebound that began in the fourth quarter of our prior fiscal year. The Portfolio's strong absolute return of +18.2% was slightly better than the +17.8% return for the average health care fund, albeit slightly behind the S&P 500 Index return of +21.0%. The turmoil surrounding health care reform took a back seat during the past six months, as investors refocused on the long-term prospects of this growing industry.

        As you know, our Portfolio's investment adviser, Wellington Management Company, utilizes a disciplined "bottom up" approach to stock selection that relies on fundamental research to unearth undervalued companies. Over the past ten years, this lower-risk approach has provided a solid average annual return of +19.0%, compared to +18.9% for the average health care fund and +15.0% for the S&P 500 Index.

ENERGY PORTFOLIO

The Energy Portfolio managed to keep pace with the broad market averages, as energy stocks rebounded from last year's difficult environment. For the six-month period, the Portfolio earned a return of +18.9% versus +17.2% for its peer group of funds. The Portfolio's significant weighting in foreign companies (26% of the Portfolio's net assets), which had nicely enhanced our returns in the past, hampered our recent absolute performance, as the U.S. stock market provided superior returns relative to all major international markets.

         The long-term return of the Energy Portfolio shows a solid advantage over comparable funds. For the past decade, the Energy Portfolio's ten-year average annual total return (+12.3%) has surpassed the return of the average natural resource fund (+8.7%) by a margin of +3.6% per year.

GOLD & PRECIOUS METALS PORTFOLIO

During the past six months, while gold prices remained in a tight trading range, stocks of gold mining companies turned in healthy gains. In this environment, the Gold & Precious Metals Portfolio achieved a return of +17.3%, coming on the heels of two dramatically disparate fiscal years (+89.2% in 1994 and -19.2% in 1995). These wide fluctuations in performance exemplify the high level of volatility inherent in owning a concentrated portfolio of gold stocks.

        The Salomon Gold Index, our unmanaged performance standard, achieved a return of +12.0% during the first half of the fiscal year. (You will note that this Index represents a change from our customary benchmark, the Morgan Stanley Capital International Gold Mines Index, which dramatically altered its composition in February 1995.) The variation in return between the Portfolio and the Index is largely attributable to our underweighting in South African gold stocks, the worst-performing major sector in the precious metals market.

        The long-term performance of the Gold & Precious Metals Portfolio compares favorably with that of the average gold fund. For the past ten years, the Portfolio provided an annual return of +9.5%, compared with +6.3% for our peer group.

SUMMING UP

Given the concentrated risk of the Specialized Portfolios, they cannot be considered typical "equity funds." Nevertheless, as part of a well-balanced investment program, the Portfolios may add a beneficial element of diversification.

        That said, the bull market of the past six months has been so strong and so swift that caution should continue to be the order of the day. What this means is that long-term investors should balance their stock holdings with holdings of bonds and cash reserves, and not attempt to outguess the market by making major, precipitate reallocations among these three basic classes of financial assets. In our Annual Report six months ago, we urged you to "stay the course." That proved fine advice then; we reiterate it now.

         We look forward to reporting to you on the full year's results, six months from now in our Annual Report.

Sincerely,


/s/ JOHN C. BOGLE
----------------------
John C. Bogle
Chairman of the Board

August 24, 1995

                        AVERAGE ANNUAL TOTAL RETURNS


THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED JUNE 30,
1995) ARE AS FOLLOWS:


                                                                                                           10 YEARS
                                                                                            --------------------------------------
                                            INCEPTION                                         TOTAL         CAPITAL         INCOME
    PORTFOLIO                                 DATE           1 YEAR         5  YEARS          RETURN        RETURN          RETURN
    ------------------------                ---------        -------         -------          -------       -------         ------
    HEALTH CARE                              5/23/84         +35.26%         +16.74%          +18.86%        +16.84%         +2.02%
    ENERGY                                   5/23/84         + 5.86          + 7.55           +12.24          +9.00          +3.24
    GOLD & PRECIOUS METALS                   5/23/84         - 4.05          + 6.66           + 8.65          +5.90          +2.75
    UTILITIES INCOME                         5/15/92         +15.22          +10.12*          +10.12*         +4.86*         +5.26*

    ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE 1% FEE THAT IS ASSESSED ON REDEMPTIONS OF SHARES THAT ARE HELD IN THE HEALTH CARE, ENERGY, AND GOLD & PRECIOUS METALS PORTFOLIOS FOR LESS THAN ONE YEAR.

    *PERFORMANCE FIGURES SINCE INCEPTION.





                                                                                             Six-Month
                                               Net Asset  Value Per Share             -------------------------
                                         --------------------------------------         Income          Capital          Six-Month
    Portfolio                            January 31, 1995         July 31, 1995        Dividends         Gains*        Total Return
-----------------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE                                 $37.01                  $43.66           $.02             $.07           +18.2%**
    ENERGY                                       13.82                   16.40             --              .03           +18.9**
    GOLD & PRECIOUS METALS                       10.71                   12.55             --               --           +17.3**
    UTILITIES INCOME                             10.42                   11.21            .30               --           +10.6
-----------------------------------------------------------------------------------------------------------------------------------

 *Includes both long-term and short-term capital gains distributions.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolios for less than one year.

                   REPORT FROM WELLINGTON MANAGEMENT COMPANY


UTILITIES INCOME PORTFOLIO

The rally in utility stocks which began late last year continued into the first half of the Fund's current fiscal year. Unlike last year's first half, there were few negative surprises in the industry this year, and we experienced a generally supportive background from interest rates and the general stock market's exuberance. The positive performance in the first half ended July 31, 1995, provided a return of +10.6%.

        One of the major reasons for the turnaround in utility stock performance is the turnaround in the bond market. Because long-term interest rates fell over 100 basis points during the past nine months, utility stocks were able to translate their interest-rate-sensitivity into higher stock prices. There were no unexpected dividend cuts, such as we experienced last year when FPL Corporation surprised electric utility investors with a discretionary reduction in its dividend.

         Importantly, regulators retreated somewhat from their most onerous proposals for "retail wheeling," that is, retail competition for electric utilities, and began to show concerns for issues important to shareholders, including compensation schemes for stranded assets and the pace of competitive entry. In general, current regulatory thinking would allow utilities to manage and adjust operations toward a competitive environment over a several-year transition period. This transition period would involve major challenges for many utilities, but the stretching out of the time frame for the transition period would avoid serious industry disruption, and it would allow utility managements to implement creative solutions, to negotiate with their largest customers, and to reduce costs to meet the new revenue streams. In summary, the market decline last year resulted in improved valuation levels for electric utility stocks, and the industry fundamentals improved this year, all of which set the table for better performance in 1995.

        Telephone industry fundamentals improved as well. First, the timetable for competitive entry has been delayed as cable TV systems and others have scaled back their capital spending plans, both in terms of dollars and timing, to assess new technology and shifting alliances. Second, the latest legislative proposals regarding long distance and cable are much friendlier than expected to the Regional Bell Operating Companies. Third, line growth from core telephone operations has surpassed expectations this year.

         Finally, the natural gas industry also experienced a positive period. Through mid-year, price realizations in the natural gas industry rebounded from lows established during the extremely warm winter, allowing natural gas utilities to post the best stock returns within the utility sector.

         For the balance of the year, returns in the utility sector could moderate from the first-half pace. Long-term interest rates have turned upward again in July and the future direction is uncertain. Natural gas prices have weakened over the past month. These factors are short term in nature, but are negative developments.

         On a longer-term basis, we believe that natural gas prices will head substantially higher and gas utilities with exploration and production subsidiaries will be advantaged. Accordingly, we plan to maintain a gas utility position which is overweighted relative to the S&P Utility Index. The competitive threat to electric utilities is widely recognized in market valuations. Though this threat could be toxic to a few poorly positioned or poorly managed electric utilities, the vast majority of companies probably will navigate successfully through the transition period and resume growth eventually. We are focusing our investments primarily on electric utilities which should show above-average dividend growth, and secondarily on utilities with stock prices that compensate investors for above-average industry risk.

        We have a substantial commitment to telephone utilities (41% of equities), but we are underweighted in that area relative to the S&P Utility Index position (52%) because the anticipated competitive impact eventually could be more disruptive than is currently anticipated by investors. PacTel's loss of market share of in-region toll revenues to long distance carriers this year is an example and a warning of the extent of competitive challenges ahead. Furthermore, telephone companies could be forced, on a competitive basis, to make extensive capital expenditures in broadband capability, which might not provide adequate revenues to earn a compensatory return on capital.

        In any case, we are monitoring developments in the various utility sectors to make adjustments in the Portfolio and to take advantage of opportunities when they appear.

HEALTH CARE PORTFOLIO

The equity markets rebounded sharply during the first half of the fiscal year, with the overall market, as measured by the S&P 500 Index, rising +21.0%. The Health Care Portfolio enjoyed a strong absolute return of +18.2%, slightly behind the S&P 500 Health Sector return of +19.2%, but in line with the average performance of other health care funds.

        Performance was good in all areas of health care, except health services, which suffered from a cyclical setback in the HMO sector. As the Portfolio was concentrated in hospital management and distribution companies, the Portfolio's health service component performed satisfactorily, and we used the general weakness to slightly increase our exposure to HMOs. The strongest sectors of health care over the past six months were medical products and biotechnology. The biotechnology sector rebounded from very depressed levels, as a result of the success of a number of clinical developments. Cephalon, purchased early in the year, and Magainin Pharmaceuticals were notable examples. On the international front, Zeneca, one of our largest holdings did well as the market began to refocus on the companies with deep product pipelines. Major pharmaceutical stocks performed in line with the market.

         Although the fear that paralyzed the health care sector over the past few years seems to have subsided, the rationalization of health care delivery will continue to be a driving force. While the sector has had a nice rebound, a softening economy will likely provide relative support for this defensive sector. As always, health care remains a growth industry longer term, shaped by favorable demographics and advances in medical science. We continue to seek companies that will benefit from these trends.

ENERGY PORTFOLIO

The Energy Portfolio achieved a total return of +18.9% during the first half of the fiscal year, trailing the S&P 500 Index by -2.1%. The period was characterized by a recovery of oil and gas prices from early February to the beginning of May. Since then prices retreated to where they started the year, at close to $17.50 per barrel for crude oil, and $1.50 per million cubic feet for gas. Refining margins, which were poor in the early part of the year, recovered some as the summer arrived. Many oil companies reported strong earnings gains in this lackluster environment, benefiting from higher oil prices and the effects of major cost reduction efforts.

        Oil and gas demand is growing at a healthy rate, both in the U.S. and in many foreign markets, and capacity utilization rates in all sectors of the energy business are high. Pricing of oil, gas, and petroleum products is low, however, reflecting the influence that small excesses of capacity can have on a market driven by short-term transactions.

        We continue to expect that concerns about inadequate long-term capacity growth will result in more positive performance of energy-related securities, and are encouraged by the relative performance of the oil service sector so far this year.

        The Portfolio continues to be structured to provide the investor with a wide ranging exposure to the energy business, with the emphasis on companies with above-average prospects for volume growth in oil and gas such as Exxon and Unocal among the integrated companies, Vastar Resources in the independent producer sector, and Schlumberger in the oil service industry.

Respectfully,

John R. Ryan, Senior Vice President
Utilities Income Portfolio Manager

Edward P. Owens, Senior Vice President
Health Care Portfolio Manager

Ernst H. von Metzsch, Senior Vice President
Energy Portfolio Manager

Wellington Management Company

August 20, 1995

                   REPORT FROM M&G INVESTMENT MANAGEMENT LTD.


GOLD & PRECIOUS METALS PORTFOLIO

After the disappointment and poor performance of last year, the Portfolio has begun its new fiscal year with a positive return of +17.3%. However, this was slightly below the +18.1% return achieved by the F.T. Global Gold Mines Index over the same period. The variation in performance is primarily due to the Portfolio's holdings in physical bullion (5.7% of net assets) and cash (2.3% of net assets).

         During the period under review, the performance of gold bullion has been particularly lackluster, as the metal has continued to trade in a very narrow range. In fact, the price movement was less than $20 from the low of $374.50 in early February, to the high of $393.40 in mid-April. However, the supply/demand picture remains positive, with calendar 1994 witnessing the first decrease in mine production since the late 1970s, while jewelry fabrication demand continued to be firm, rising +2% during the year.

        Despite this relatively poor environment for gold bullion, gold shares worldwide have performed well. The North American shares have been the best performers, aided in part by a generally strong Wall Street, but also by an increase in corporate activity. In one of the larger deals, which impacts directly on the Portfolio, RTZ in the UK has emerged as the major shareholder in Freeport McMoRan Copper & Gold, in what is an excellent deal for both companies. Also, Battle Mountain has made an initial approach to acquire Crown Resources. One of the best individual share price performances came from our relatively new holding of Stillwater Mining, North America's only quoted platinum producer, which appreciated by +60% during the half year.

         The Australian gold share market was generally firm during the period, with good performances from the diversified mining companies such as CRA and Western Mining. On the corporate front, Renison created a new company, Goldfields Limited, which was offered pro rata to existing shareholders and represents their pure gold assets. The Portfolio also increased its holding in Star Mining, as the company raised additional capital to help fund the feasibility study for its major gold project in Siberia.

        The South African gold shares were the noticeable laggards, as concerns increased over production shortfalls and the forthcoming wage negotiations. It is always easy to be negative about South African gold stocks, but such an outlook is often wrong. While it is undeniable that production is falling, company managements are acutely aware of the challenges that face them, in particular the issue of a seven-day working week. Should a breakthrough be made on this issue, productivity gains should be impressive. We continue to remain comfortable with the Portfolio's South African holdings at approximately 33%. Even taking into account the recent production shortfalls, the country remains the world's largest producer of gold, representing just over 25% of global production in 1994.

        Elsewhere in the world, the Portfolio's holding of Sumitomo Metal Mining in Japan was sold, following a general improvement in the Japanese market. Otherwise, there were no major changes in the Portfolio's geographical distribution. With little momentum from the gold price, gold shares worldwide have performed well, while it has been interesting to note the increase in corporate activity, particularly in Australia and North America.

Respectfully,

David J. Hutchins

M&G Investment Management Ltd.
(Member of IMRO)
London, England

August 8, 1995

                         TOTAL INVESTMENT RETURN TABLES


The following tables illustrate the results of single-share investments in three of the four Portfolios since inception through July 31, 1995. The percentage figures show results on a "total return" basis and assume the reinvestment of both income dividends and any capital gains distributions. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Portfolios today.



HEALTH CARE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
PERIOD                                         PER SHARE DATA                                           TOTAL INVESTMENT RETURN
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Health Care Portfolio
                                                                 Value with Income     ------------------------------       S&P 500
January 31         Net Asset    Capital Gains        Income   Dividends  & Capital      Capital       Income    Total   Index Total
Fiscal Year            Value    Distributions     Dividends       Gains Reinvested       Return       Return   Return        Return
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL (5/84)       $10.00                --            --                 $10.00           --           --       --           --
-----------------------------------------------------------------------------------------------------------------------------------
1985                  11.85                --            --                  11.85        +18.5%         0.0%   +18.5%       +21.1%
-----------------------------------------------------------------------------------------------------------------------------------
1986                  15.61            $  .11         $ .07                  15.84        +32.9         +0.8    +33.7        +22.8
-----------------------------------------------------------------------------------------------------------------------------------
1987                  19.53               .80           .13                  20.89        +30.8         +1.0    +31.8        +33.9
-----------------------------------------------------------------------------------------------------------------------------------
1988                  17.53              1.39           .57                  20.96        - 2.7         +3.0    + 0.3        - 3.3
-----------------------------------------------------------------------------------------------------------------------------------
1989                  19.46              1.29           .34                  25.45        +19.3         +2.1    +21.4        +19.9
-----------------------------------------------------------------------------------------------------------------------------------
1990                  22.16               .72           .49                  30.60        +17.7         +2.5    +20.2        +14.4
-----------------------------------------------------------------------------------------------------------------------------------
1991                  27.32               .84           .55                  39.81        +27.4         +2.7    +30.1        + 8.3
-----------------------------------------------------------------------------------------------------------------------------------
1992                  35.54               .53           .53                  53.33        +32.0         +2.0    +34.0        +22.6
-----------------------------------------------------------------------------------------------------------------------------------
1993                  32.66              1.20           .70                  51.77        - 4.8         +1.9    - 2.9        +10.6
-----------------------------------------------------------------------------------------------------------------------------------
1994                  36.51              1.97           .76                  62.75        +18.7         +2.5    +21.2        +12.9
-----------------------------------------------------------------------------------------------------------------------------------
1995                  37.01              2.31           .57                  68.89        + 8.1         +1.7    + 9.8        + 0.5
-----------------------------------------------------------------------------------------------------------------------------------
1995 (7/31)           43.66               .07           .02                  81.46        +18.2          0.0    +18.2        +21.0
-----------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                       +714.6%      +432.2%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN                                                                                                    +20.6%      +16.1%
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
PERIOD                                        PER SHARE DATA                                             TOTAL INVESTMENT RETURN
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Energy Portfolio
                                                                 Value with Income     ------------------------------       S&P 500
January 31         Net Asset    Capital Gains        Income   Dividends  & Capital      Capital       Income    Total   Index Total
Fiscal Year            Value    Distributions     Dividends       Gains Reinvested       Return       Return   Return        Return
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL (5/84)        $10.00               --            --                 $10.00           --          --       --           --
-----------------------------------------------------------------------------------------------------------------------------------
1985                   9.81                --            --                   9.81        - 1.9%         0.0%  - 1.9%       +21.1%
------------------------------------------------------------------------------------------------------------------------------------
1986                    9.93           $  .08          $.14                  10.15        + 2.0         +1.4   + 3.4        +22.8
------------------------------------------------------------------------------------------------------------------------------------
1987                   12.42              .05           .44                  13.38        +25.8         +6.1   +31.9        +33.9
------------------------------------------------------------------------------------------------------------------------------------
1988                   10.22             1.41           .76                  13.48        - 5.7         +6.5   + 0.8        - 3.3
------------------------------------------------------------------------------------------------------------------------------------
1989                   12.29               --           .37                  16.74        +20.3         +3.9   +24.2        +19.9
------------------------------------------------------------------------------------------------------------------------------------
1990                   14.94              .57           .36                  21.59        +26.1         +2.9   +29.0        +14.4
------------------------------------------------------------------------------------------------------------------------------------
1991                   13.39              .88           .46                  21.24        - 4.7         +3.1   - 1.6        + 8.3
-----------------------------------------------------------------------------------------------------------------------------------
1992                   12.73              .42           .42                  21.51        - 1.9         +3.2   + 1.3        +22.6
------------------------------------------------------------------------------------------------------------------------------------
1993                   13.82              .18           .36                  24.31        +10.0         +3.0   +13.0        +10.6
------------------------------------------------------------------------------------------------------------------------------------
1994                   15.77             1.38           .29                  30.94        +25.0         +2.3   +27.3        +12.9
------------------------------------------------------------------------------------------------------------------------------------
1995                   13.82              .29           .24                  28.11        -10.6         +1.5   - 9.1        + 0.5
------------------------------------------------------------------------------------------------------------------------------------
1995 (7/31)            16.40              .03            --                  33.43        +18.9          0.0   +18.9        +21.0
------------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                      +234.3%      +432.2%
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN                                                                                                  +11.4%        +16.1%
------------------------------------------------------------------------------------------------------------------------------------

GOLD & PRECIOUS METALS PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
PERIOD                                         PER SHARE DATA                                   TOTAL INVESTMENT RETURN*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Gold &  Precious  Metals           Salomon
                                                                 Value with Income     ------------------------------    Gold Index
January 31         Net Asset    Capital Gains        Income   Dividends  & Capital      Capital       Income    Total         Total
Fiscal Year            Value    Distributions     Dividends       Gains Reinvested       Return       Return   Return      Return**
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL (5/84)        $10.00               --            --                 $10.00           --          --        --           --
-----------------------------------------------------------------------------------------------------------------------------------
1985                    6.60               --            --                   6.60        -34.9%         0.0%   -34.9%      - 35.3%
-----------------------------------------------------------------------------------------------------------------------------------
1986                    7.60               --          $.06                   7.67        +15.2         +1.1    +16.3       +  3.6
-----------------------------------------------------------------------------------------------------------------------------------
1987                   10.50               --           .21                  10.91        +38.2         +4.0    +42.2       + 12.4
-----------------------------------------------------------------------------------------------------------------------------------
1988                    9.35            $1.14           .48                  11.18        - 1.6         +4.1    + 2.5       +  4.5
-----------------------------------------------------------------------------------------------------------------------------------
1989                    9.65               --           .26                  11.87        + 3.2         +2.9    + 6.1       -  9.3
-----------------------------------------------------------------------------------------------------------------------------------
1990                   12.49               --           .34                  15.83        +29.4         +4.0    +33.4       + 72.3
-----------------------------------------------------------------------------------------------------------------------------------
1991                    8.29               --           .32                  10.89        -33.6         +2.4    -31.2       - 41.1
-----------------------------------------------------------------------------------------------------------------------------------
1992                    9.41               --           .25                  12.70        +13.5         +3.2    +16.7       + 10.9
-----------------------------------------------------------------------------------------------------------------------------------
1993                    7.29               --           .18                  10.09        -22.5         +1.9    -20.6       - 23.3
-----------------------------------------------------------------------------------------------------------------------------------
1994                   13.58               --           .21                  19.09        +86.3         +2.9    +89.2       +121.5
-----------------------------------------------------------------------------------------------------------------------------------
1995                   10.71               --           .31                  15.42        -21.1         +1.9    -19.2       - 21.1
-----------------------------------------------------------------------------------------------------------------------------------
1995 (7/31)            12.55               --           .01                  18.10        +17.2         +0.1    +17.3       + 12.0
-----------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                        +78.5%       +20.6%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN                                                                                                     +5.3%        +1.7%
-----------------------------------------------------------------------------------------------------------------------------------

 *Total return performance for the Portfolio and the Index begins on May 31, 1984.

**MSCI Gold Mines Index through December 31, 1994; Salomon Gold Index thereafter.

                                                            FINANCIAL STATEMENTS
                                                                     (unaudited)
                                                                   July 31, 1995

                            STATEMENT OF NET ASSETS



                                                             Market
                                                              Value
HEALTH CARE PORTFOLIO                            Shares       (000)+
-------------------------------------------------------------------
COMMON STOCKS (92.4%)
-------------------------------------------------------------------
UNITED STATES (76.4%)
-------------------------------------------------------------------
BASIC MATERIALS (4.0%)
    Bayer AG ADR                               350,000 $     9,319
    Mallinckrodt Group, Inc.                   803,000      31,116
  * Scios Nova, Inc.                           491,750       2,059
                                                       ------------
                                                            42,494
                                                       ------------
CONSUMER STAPLES (1.7%)
    Dekalb Genetics Corp. Class B              380,050      16,152
  * Paragon Trade Brands, Inc.                 140,000       2,100
                                                       ------------
                                                            18,252
                                                       ------------
DRUGS (19.4%)
    American Home Products Corp.               180,000      14,220
    Bristol-Myers Squibb Co.                   660,000      45,705
    Eli Lilly & Co.                            310,000      24,258
    Merck & Co., Inc.                          270,225      13,950
    Pfizer, Inc.                             1,010,000      51,005
    Rhone-Poulenc Rorer, Inc.                  664,500      29,404
    Schering-Plough Corp.                      100,000       4,650
    Upjohn Co.                                  50,000       1,925
    Warner-Lambert Co.                         240,000      20,160
                                                       ------------
                                                           205,277
                                                       ------------
FINANCIAL (1.1%)
    United Wisconsin                           580,000      11,600
                                                       ------------
MEDICAL SERVICES (11.1%)
  * Beverly Enterprises Inc.                   400,000       5,650
    Columbia/HCA Healthcare Corp.              314,347      15,403
  * Coram Healthcare Corp.                     547,600       7,187
  * Humana, Inc.                               730,400      14,152
  * Laboratory Corp. of America                781,416      10,451
  * Laboratory Corp. of America
      Warrants Exp. 4/28/00                    176,990         310
    McKesson Corp.                             800,000      35,300
    Owens & Minor Inc.                         202,500       2,886
  * Physician Corp. of America                 802,100      13,034
    Salick Healthcare Inc.                      38,450       1,375
*(1)Syncor International Corp.                 718,359       6,555
  * Tenet Healthcare Corp.                     380,000       5,795
                                                       ------------
                                                           118,098
                                                       ------------
MEDICAL SUPPLIES (24.3%)
    Abbott Laboratories, Inc.                  700,000      28,000
*(1)Advanced Technology
      Laboratories, Inc.                       683,300      11,445
    Allergan, Inc.                             590,000      17,848
  * Allergan Ligand Retinoid
      Therapeutics Inc. Units                   16,342         241
    C.R. Bard, Inc.                            382,800      12,058
    Beckman Instruments                        979,200      27,295
    Collagen Corp.                             383,100       6,608
  * Datascope Corp.                            340,100       6,547
*(1)E-Z-EM Inc. Class A                        219,257       1,329
  * E-Z-EM Inc. Class B                        259,916       1,527
    Guidant Corp.                              800,000      20,700
  * Haemonetics Corp.                          576,000      12,744
  * Healthdyne Inc.                            296,700       1,632
  * Healthdyne Technologies, Inc.              193,066       2,437
    Johnson & Johnson                          660,000      47,355
    Kinetic Concepts, Inc.                     716,000       6,086
  * Medisense, Inc.                            663,000      15,332
  * Nellcor Inc.                               170,000       8,840
  * Protocol Systems Inc.                      273,000       2,935
  * Resound Corp.                              249,400       2,151
  * Spacelabs Medical                          280,000       6,930
    U.S. Healthcare, Inc.                      350,000      11,069
    United States Surgical Corp.               300,000       7,200
                                                       ------------
                                                           258,309
                                                       ------------
SPECIALITY PHARMACEUTICAL (13.6%)
    A.L. Pharma Inc. Class A                   949,040      17,557
  * Alliance Pharmaceutical Corp.              967,388       9,069
  * ALZA Corp.                                 320,000       8,240
  * Amylin Pharmaceuticals, Inc.               650,000       4,713
  * Applied Immune Sciences                    383,500       2,828
  * Athena Neurosciences, Inc.                 700,000       6,213
  * Biogen, Inc.                               235,000      10,693
    Carter-Wallace, Inc.                       266,000       3,225
    Carter-Wallace, Inc. Class B                24,000         291
  * Cephalon Inc.                              400,000       9,250
  * Genentech Inc.                              35,000       1,671
  * Genetics Institute Inc.
      Depository Shares                        316,960      11,965
  * Genzyme Corp.                              111,000       5,411
  * Immunex Corp.                              880,100      11,881
  * Lynx Therapeutic                           211,410          21
*(1)Magainin Pharmaceuticals                   694,400       5,295
  * Marsam Pharmaceuticals, Inc.               340,800       7,029
  * Perrigo Co.                              2,259,900      27,966
  * Xoma Corp.                                 353,000         596
                                                       ------------
                                                           143,914
                                                       ------------
TECHNOLOGY (1.2%)
*(1)MDL Information Systems, Inc.              588,300       8,677
    Perkin-Elmer Corp.                         122,720       4,157
                                                       ------------
                                                            12,834
                                                       ============
         GROUP TOTAL                                       810,778
                                                       ------------
-------------------------------------------------------------------
INTERNATIONAL (16.0%)
--------------------------------------------------------------------
    Amersham International PLC                 518,000       8,098
    Ciba Geigy AG (Bearer)                      40,760      30,290
    Eisai Co., Ltd.                            300,000       5,214
    Fujisawa Pharmaceutical                    950,000      10,154
    Hafslund Nycomed AS A                      344,000       8,602
    Pharmacia AB Series A Free                 592,000      14,323

                                                            Market
                                                             Value
                                                Shares      (000)+
------------------------------------------------------------------
    Sandoz AG (Registered)                      17,670  $   12,314
    Schering AG                                193,470      14,909
    Smithkline Beecham Unit ADR                324,800      14,616
    Synthelabo                                  78,270       4,564
    Takeda Chemical Industries                 297,000       4,015
    Zeneca Group ADR                           794,524      42,408
                                                        -----------
         GROUP TOTAL                                       169,507
                                                        -----------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $708,939)                                        980,285
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (7.4%)
-------------------------------------------------------------------


                                                  Face
                                                Amount
                                                   000
                                               -------
REPURCHASE AGREEMENT
    Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account 5.86%, 8/1/95
      (Cost $78,716)                           $78,716      78,716
-------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
    (Cost $787,655)                                      1,059,001
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.2%)
-------------------------------------------------------------------
    Other Assets--Notes C and G                             22,710
    Liabilities--Note G                                    (20,565)
                                                        -----------
                                                             2,145
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
    Applicable to 24,302,179 outstanding
      $.001 par value shares
      (authorized 1,000,000,000 shares)                 $1,061,146
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                   $43.66
===================================================================

 + See Note A to Financial Statements.

 * Non-Income Producing Security.

(1)Considered an affiliated company as the Portfolio owns more than 5% of the outstanding voting securities of such company.

ADR--American Depository Receipt




-------------------------------------------------------------------
AT JULY 31, 1995,
  NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
                                                Amount          Per
                                                 (000)        Share
-------------------------------------------------------------------
    Paid in Capital                        $   756,485      $31.13
    Undistributed Net
      Investment Income                          7,656         .31
    Accumulated Net Realized Gains25,520          1.05
    Unrealized Appreciation of
      Investments--Note E                      271,485       11.17
-------------------------------------------------------------------
NET ASSETS                                  $1,061,146      $43.66
-------------------------------------------------------------------


                                                             Market
                                                              Value
ENERGY PORTFOLIO                               Shares        (000)+
-------------------------------------------------------------------
COMMON STOCKS (92.4%)
-------------------------------------------------------------------
UNITED STATES (66.1%)
-------------------------------------------------------------------
COAL & GAS (5.4%)
    Anadarko Petroleum Corp.                    80,000 $     3,400
    Cabot Oil & Gas Corp.                      138,100       1,933
    ENSERCH Corp.                              242,180       4,329
  * Enterra Corp.                              173,300       3,639
  * Nabors Industries, Inc.                    220,000       1,994
  * Santa Fe Energy Resources, Inc.            500,000       4,688
  * Seagull Energy Corp.                       500,000       8,938
                                                       ------------
                                                            28,921
                                                       ------------
ENERGY--MISCELLANEOUS (.8%)
  * Weatherford International, Inc.            350,000       4,463
                                                       ------------
EXPLORATION & DRILLING (8.2%)
  * BJ Services Co.                            400,000       9,950
  * Ensco International, Inc.                  127,850       2,030
    McDermott International, Inc.              170,000       4,186
    Noble Affiliates, Inc.                     150,000       3,750
  * Noble Drilling Corp.                       700,000       4,550
    Pogo Producing Co.                         400,000       8,850
  * Reading & Bates Corp.                      258,200       2,582
  * Varco International, Inc.                  750,000       7,500
                                                       ------------
                                                            43,398
                                                       ------------
OIL--DOMESTIC (34.9%)
    Amerada Hess Corp.                         270,000      12,893
    Amoco Corp.                                210,000      14,123
    Apache Corp.                               160,000       4,380
    Ashland Inc.                               380,000      13,063
  * Barrett Resources Corp.                    345,000       7,719
    Devon Energy Corp.                         250,000       4,906
    Diamond Shamrock, Inc.                     200,000       5,200
    Kerr-McGee Corp.                           300,000      17,063
    Murphy Oil Corp.                           200,100       8,179
  * Oryx Energy Co.                            850,000      12,219
    Parker & Parsley Petroleum Co.              64,500       1,250
    Pennzoil Co.                               150,000       7,031
    Phillips Petroleum Co.                     280,000       9,905
  * TransTexas Gas Corp.                       550,000       8,181
    USX-Marathon Group                         850,000      17,106
    Ultramar Corp.                             120,000       3,195
    Union Texas Petroleum
      Holdings, Inc.                           300,000       6,075
    Unocal Corp.                               646,000      18,169
    Vastar Resources, Inc.                     541,000      15,216
                                                       ------------
                                                           185,873
                                                       ------------
OIL--INTERNATIONAL (8.1%)
    Chevron Corp.                              150,000       7,406
    Exxon Corp.                                310,000      22,475
    Texaco, Inc.                               200,000      13,300
                                                       ------------
                                                            43,181
                                                       ------------

                                                            Market
                                                             Value
                                               Shares       (000)+
------------------------------------------------------------------
OIL SERVICES (6.4%)
    Baker Hughes, Inc.                         420,000 $     9,293
    Camco International, Inc.                  199,000       4,552
    Halliburton Co.                             90,000       3,656
  * Numar Corp.                                100,000       1,013
  * Rowan Cos., Inc.                           300,000       2,175
    Schlumberger Ltd.                          200,000      13,400
                                                       ------------
                                                            34,089
                                                       ------------
TRANSPORT & SERVICE (2.3%)
  * OMI Corp.                                  700,000       5,863
    Overseas Shipholding Group Inc.            250,000       5,563
  * Teekay Shipping Corp.                       27,500         653
                                                       ------------
                                                            12,079
                                                       ============
         GROUP TOTAL                                       352,004
                                                       ------------
-------------------------------------------------------------------
INTERNATIONAL (26.3%)
-------------------------------------------------------------------
CANADA (15.6%)
    Alberta Energy Co.                         300,000       4,372
  * Anderson Exploration Ltd.                  600,000       6,066
  * Barrington Petroleum                       300,000         918
  * C S Resources Ltd.                         500,000       3,324
  * Cabre Exploration                          310,000       3,106
  * Canadian Natural Resources                 407,000       4,782
  * Chauvco Resources Ltd.                     222,300       2,268
    Conwest Exploration Co. Ltd.               200,000       3,643
  * Elan Energy Inc.                           150,000       1,298
  * Gulf Canada Resources Ltd.                 154,000         683
    Gulf Canada Resources Ltd.
      1.00% Pfd.                               500,000       1,403
  * Home Oil Co. Ltd.                          500,000       6,376
  * Jordan Petroleum Ltd.                      500,000       2,823
    Mark Resources, Inc.                       800,000       4,226
  * Morgan Hydrocarbons                        600,000       1,836
    Morrison Petroleum                         268,000       1,879
    Norcen Energy Resources Ltd.               200,000       3,006
  * Northern Reef Exploration Ltd.             325,000         355
  * Northrock Resources Ltd.                    70,000         414
  * Northstar Energy Corp.                     320,000       2,477
    Nowsco Well Service, Ltd.                  250,000       2,596
    Paramount Resources Ltd.                   360,300       3,938
  * Penn West Petroleum                        250,000       1,025
    Petro-Canada                               272,300       2,703
  * Poco Petes Ltd.                            750,000       5,191
  * Rigel Energy Corp.                         250,290       2,393
  * Rio Alto Exploration Ltd.                  700,000       1,810
  * Talisman Energy, Inc.                      255,000       5,156
    Taro Industries, Ltd.                      156,750         377
  * Tarragon Oil & Gas Ltd.                    280,000       2,703
                                                       ------------
                                                            83,147
                                                       ------------
-------------------------------------------------------------------
OTHER (10.7%)
    Burmah Castrol PLC                         299,955       4,598
  * International Colin Energy Corp.           531,150       2,789
    Lasmo PLC                                2,500,000       7,040
    London & Overseas Freighter
      Ltd. ADR                                 290,000       4,495
    Norsk Hydro AS ADR                         180,000       7,920
    Repsol SA ADR                              213,590       7,129
    Saga Petroleum B (Free)                    190,000       2,577
  * Smedvig Tankships                          300,000       2,206
    Total SA ADR                               305,418       9,506
    YPF Sociedad Anonima ADR                   480,000       8,340
                                                       ------------
                                                            56,600
                                                       ============
         GROUP TOTAL                                       139,747
                                                       ------------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $455,202)                                        491,751
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.7%)
-------------------------------------------------------------------

                                                  Face
                                                Amount
                                                   000
                                               -------
REPURCHASE AGREEMENT
    Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account 5.86%, 8/1/95
      (Cost $35,526)                           $35,526      35,526
-------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (Cost $ $490,728)                                        527,277
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.9%)
-------------------------------------------------------------------
    Other Assets--Note C                                    10,549
    Liabilities                                             (5,620)
                                                       ------------
                                                             4,929
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
    Applicable to 32,459,385 outstanding
      $.001 par value shares
      (authorized 1,000,000,000 shares)                   $532,206
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                   $16.40
===================================================================

+See Note A to Financial Statements.

*Non-Income Producing Security.

ADR--American Depository Receipt

-------------------------------------------------------------------
AT JULY 31, 1995,
  NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
                                                Amount          Per
                                                 (000)        Share
                                              --------      -------
    Paid in Capital                           $485,915      $14.97
    Undistributed Net
      Investment Income                          4,401         .14
    Accumulated Net Realized Gains               5,341         .16
    Unrealized Appreciation of
      Investments--Note E                       36,549        1.13
-------------------------------------------------------------------
NET ASSETS                                    $532,206      $16.40
-------------------------------------------------------------------

                                                           Market
GOLD & PRECIOUS                                             Value
METALS PORTFOLIO                              Shares       (000)+
-----------------------------------------------------------------
COMMON STOCKS (91.7%)
-----------------------------------------------------------------
SOUTH AFRICA (33.0%)
-----------------------------------------------------------------
  AngloAmerican Corp. ADR                    250,000   $  13,406
  Beatrix Gold Mines ADR                   1,350,000      10,969
  De Beers Centenary Units ADR               700,000      17,238
  Driefontein Consolidated
    Ltd. ADR                               1,000,000      14,250
  Elandsrand Gold Mining
    Ltd. ADR                               1,500,000       6,938
  Free State Consolidated
    Gold Mines Ltd. ADR                    1,650,000      19,800
  Gold Fields South Africa ADR               400,000      10,500
  Hartebeestfontein Gold Mining
    Co. Ltd. ADR                           2,300,000       8,165
  Impala Platinum Holdings
    Ltd. ADR                                 700,000      19,250
  Kinross ADR                                425,000       4,144
  Kloof Gold Mining Ltd. ADR                 850,000      10,413
  Minorco Sponsored ADR                      450,000      11,025
  Randfontein Estates Gold Mining
    Co. Ltd. ADR                           1,800,000      12,375
  Rustenberg Platinum Holdings
    Ltd. ADR                                 600,000      12,900
  Southvaal Holdings ADR                     330,000      10,148
  Vaal Reefs Exploration & Mining
    Co. Ltd. ADR                           2,000,000      13,625
  Western Deeplevel ADR                      350,000      10,631
                                                       ----------
       GROUP TOTAL                                       205,777
                                                       ----------
-----------------------------------------------------------------
AUSTRALIA (22.8%)
-----------------------------------------------------------------
  * Bougainville Copper                    2,000,000         976
    CRA Ltd.                                 600,000       9,315
    Dominion Mining                       12,000,000       2,395
  * Emperor Mines                          2,000,000       2,602
    Gold Mines of Australia                7,000,000       1,501
  * Golden Shamrock Mines Ltd.             8,000,000       6,032
  * Goldfields Ltd.                          914,029       2,365
    Great Central Mines                    4,000,000       9,019
    Highlands Gold                        15,000,000      11,976
    Kidston Gold Mines                     3,000,000       4,258
    Newcrest Mining Ltd.                   4,000,000      18,629
    Plutonic Resources                     2,250,000      10,978
    Normandy Mining Ltd.                   4,000,000       5,234
    Perseverance Corp.                     1,500,000         865
    Placer Pacific Ltd.                    3,500,000       7,943
    Poseidon Gold                          4,500,000       8,982
    Renison Goldfields
      Consolidated Ltd.                    3,500,000      13,248
    Resolute Samantha Ltd.                 4,000,000       7,984
  * Star Mining Corp.                     25,000,000       5,175
    Western Mining Corp.                   2,000,000      12,981
                                                       ----------
         GROUP TOTAL                                     142,458
                                                       ----------
-----------------------------------------------------------------

                                                             Market
                                                              Value
                                                Shares       (000)+
-------------------------------------------------------------------
UNITED STATES (18.8%)
-------------------------------------------------------------------
  * Amax Gold, Inc.                          1,500,000  $    9,375
  * Amax Gold, Inc.
      Warrants Exp. 1/8/96                      51,550           5
*(1)Atlas Corp.                              1,000,000       1,625
    Barrick Gold Corp.                         700,000      17,413
  * Campbell Resources                       5,000,000       3,750
  * Crown Resources Corp.                      600,000       2,850
    Freeport McMoRan
      Copper & Gold Inc. Class A               400,000      10,650
    Freeport McMoRan
      Copper & Gold Inc.
      7.00% Convertible Pfd.                   150,000       4,163
    Freeport McMoRan
      Copper & Gold Inc.
      Gold Denomination Shares                 150,000       5,250
    Homestake Mining Co.                       500,000       8,188
    Newmont Gold Co.                           125,000       5,125
    Newmont Mining Corp.                       275,000      11,756
    Pioneer Group Inc.                         250,000       7,188
    Placer Dome Group, Inc.                    450,000      11,306
  * Royal Oak Mines Ltd.                     2,000,000       6,375
    Santa Fe Pacific Gold Corp.                500,000       6,250
  * Stillwater Mining                          250,000       6,063
                                                         ----------
         GROUP TOTAL                                       117,332
                                                         ----------
-------------------------------------------------------------------
CANADA (13.7%)
-------------------------------------------------------------------
    Cambior Inc.                               700,000       8,990
    Euro Nevada                                500,000      18,945
    Franco Nevada                              275,000      17,082
    Golden Star Resources Ltd.                 350,000       2,231
  * Guyanor Resources                           70,000         163
  * Nelson Trade & Finance                   2,000,700       4,373
  * Prime Resources                          1,250,000       9,108
*(2)Princess Resources
      A Warrants Exp. 1/31/96                  571,200         199
*(2)Princess Resources
      B Warrants Exp. 1/31/96                1,714,400         628
*(2)Princess Resources
      C Warrants Exp. 1/31/96                1,714,400         628
  * Rayrock Yellowknife                        750,000       8,334
  * TVX Gold Mining                          2,000,000      13,662
  * Texas Star Resources Corp.                 800,000         227
  * Vengold Inc.                               750,000       1,093
                                                         ----------
         GROUP TOTAL                                        85,663
                                                         ----------
-------------------------------------------------------------------
UNITED KINGDOM (3.4%)
-------------------------------------------------------------------
    Ashanti Goldfields GDS                     425,000       9,350
  * Bakyrchik Gold                             650,000       1,903
    RTZ Corp.                                  700,000   $  10,102
                                                         ----------
         GROUP TOTAL                                        21,355
                                                         ----------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $488,590)                                        572,585
-------------------------------------------------------------------
CONVERTIBLE BONDS (.3%)
-------------------------------------------------------------------

                                                  Face
                                                Amount
                                                 (000)
                                               -------
    Canyon Resources Corp.
      6.00, 6/1/98                              $1,000         740
    Renison Goldfields
      Consolidated, Ltd.
      8.00%, 11/30/96                              200       1,389
-------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
    (Cost $2,120)                                            2,129
-------------------------------------------------------------------
PRECIOUS METALS (5.7%)
-------------------------------------------------------------------
  * Gold Bullion (89,872 ounces)                            34,452
  * Platinum Bullion (2,009 ounces)                            845
-------------------------------------------------------------------
TOTAL PRECIOUS METALS
    (Cost $37,012)                                          35,297
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.3%)
-------------------------------------------------------------------
REPURCHASE AGREEMENT
    Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account 5.86%, 8/1/95
      (Cost $14,277)                            14,277      14,277
-------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (Cost $541,999)                                        624,288
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-------------------------------------------------------------------
    Other Assets--Notes C and G                             16,563
    Liabilities--Note G                                    (16,490)
                                                         ----------
                                                                73
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
    Applicable to 49,767,779 outstanding
      $.001 par value shares
      (authorized 1,000,000,000 shares)                   $624,361
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                   $12.55
===================================================================

 + See Note A to Financial Statements.

 * Non-Income Producing Security.

(1)Considered an affiliated company as the Portfolio owns more than 5% of the outstanding voting securities of such company.

(2)Restricted securities represent .2 of 1% of net assets.

ADR--American Depository Receipt

GDS--Global Depository Share

-------------------------------------------------------------------
AT JULY 31, 1995,
  NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
                                                Amount          Per
                                                 (000)        Share
                                             ---------       ------
    Paid in Capital                          $560,158        $11.26
    Undistributed Net
      Investment Income--Note F                   828           .02
    Accumulated Net Realized Losses           (18,914)         (.38)
    Unrealized Appreciation of
      Investments--Note E                      82,289          1.65
-------------------------------------------------------------------
NET ASSETS                                   $624,361        $12.55
-------------------------------------------------------------------



                                                             Market
                                                              Value
UTILITIES INCOME PORTFOLIO                     Shares        (000)+
-------------------------------------------------------------------
COMMON STOCKS (76.5%)
-------------------------------------------------------------------
DIVERSIFIED (.5%)
    Tenneco, Inc.                               67,400  $    3,336
-------------------------------------------------------------------
ELECTRICAL POWER (31.0%)
    Allegheny Power System, Inc.               110,000       2,640
    Baltimore Gas & Electric Co.               200,000       4,975
    CMS Energy Corp.                           200,000       5,000
    Central Hudson Gas &
      Electric Corp.                           216,300       5,732
    CINergy Corp.                              213,321       5,546
    Consolidated Edison Co. of
      New York, Inc.                           176,600       5,121
    DPL, Inc.                                  192,000       4,272
    DQE Inc.                                   619,750      14,874
    Detroit Edison Co.                         286,000       8,437
    Entergy Corp.                              201,600       4,788
    FPL Group, Inc.                            348,800      13,342
    General Public Utilities Corp.             360,700      10,415
    Houston Industries, Inc.                   165,400       7,236
    Illinova Corp.                             160,000       4,000
    New England Electric System                210,000       7,061
    New York State Electric &
      Gas Corp.                                135,000       3,156
    Niagara Mohawk Power Corp.                 168,900       2,365
    Northeast Utilities                        109,000       2,453
    PECO Energy Corp.                          145,400       4,162
    Pacific Gas & Electric Co.                 461,700      13,620
    PacifiCorp                                 160,000       2,940
    Pinnacle West Capital Corp.                630,200      15,361
    Public Service Co. of Colorado             194,600       6,154
    Public Service Enterprise
      Group Inc.                               101,700       2,822
    SCEcorp                                    258,000       4,418
    Sierra Pacific Resources                   399,900       8,648
    TNP Enterprises, Inc.                       30,900         506
    Unicom Corp.                               299,100       8,300
    Union Electric Corp.                        75,000       2,663
    Western Resources, Inc.                    220,600       6,728
    Wisconsin Energy Corp.                     330,600       9,257
                                                         ----------
         GROUP TOTAL                                       196,992
                                                         ----------
-------------------------------------------------------------------
ENERGY (4.9%)
    Coastal Corp.                              100,000       3,113
    Nova Corp. of Alberta                      295,800       2,551
    Panhandle Eastern Corp.                    130,000       3,169
    Questar Corp.                              142,300       4,091
    Transcanada Pipelines                      407,500       5,530
    Metrogas ADS                               210,000       2,074
    Westcoast Energy, Inc.                     721,900      10,915
                                                         ----------
         GROUP TOTAL                                        31,443
                                                         ----------
-------------------------------------------------------------------


                                                             Market
                                                              Value
                                               Shares        (000)+
-------------------------------------------------------------------
NATURAL GAS (5.0%)
    Equitable Resources, Inc.                  125,000  $    3,469
    National Fuel & Gas Co.                    250,000       7,000
    NICOR, Inc.                                147,600       3,745
    ONEOK, Inc.                                145,400       3,381
    Pacific Enterprises                         97,200       2,345
    Public Service Co. of
      North Carolina, Inc.                      35,500         546
    Sonat, Inc.                                120,000       3,600
    Washington Energy Co.                      243,500       4,018
    Westcoast Energy Inc. Class B               30,000         454
    Williams Cos., Inc.                         90,000       3,330
                                                         ----------
         GROUP TOTAL                                        31,888
                                                         ----------
-------------------------------------------------------------------
TECHNOLOGY (3.2%)
    Comsat Corp.                               646,800      14,957
    Tele Danmark AS ADR                        182,500       5,201
                                                         ----------
         GROUP TOTAL                                        20,158
                                                         ----------
-------------------------------------------------------------------
TELEPHONE (31.5%)
    AT&T Corp.                                 408,900      21,570
    ALLTEL Corp.                               158,000       4,167
    BCE, Inc.                                  307,600       9,574
    Bell Atlantic Corp.                        338,000      19,351
    BellSouth Corp.                            250,000      16,938
    Frontier Corp.                             184,200       4,950
    GTE Corp.                                  698,200      24,786
    NYNEX Corp.                                530,200      21,871
    Pacific Telesis Group                      412,300      11,647
  * Portugal Telecom SA ADR                    158,300       3,126
    Southern New England
      Telecom Corp.                            336,700      11,532
    SBC Communications, Inc.                   205,700       9,899
    Sprint Corp.                               340,000      11,645
    Telus Corp.                                333,100       4,065
    U.S. West Inc.                             587,900      25,206
                                                         ----------
         GROUP TOTAL                                       200,327
                                                         ----------
-------------------------------------------------------------------
MISCELLANEOUS (.4%)
    Southern California Water Co.              150,700       2,750
-------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $465,515)                                        486,894
-------------------------------------------------------------------
BONDS (19.4%)
-------------------------------------------------------------------

                                                  Face
                                                Amount
                                                 (000)
                                               -------
ELECTRIC (10.5%)
    Carolina Power and Light Co.
      8.625%, 9/15/21                           $3,000       3,372
    Central Power and Light Co.
      7.25%, 10/1/04                             2,000       2,001
    Dayton Power & Light Co.
      8.15%, 1/15/26                             3,000       3,155



                                                  Face       Market
                                                Amount        Value
                                                 (000)       (000)+
-------------------------------------------------------------------
    Duke Power Co.
      6.625%, 2/1/03                            $4,000  $    3,939
    Florida Power & Light Co.
      7.00%, 9/1/25                              6,000       5,555
    Houston Lighting & Power Co.
      7.50%, 7/1/23                              2,000       1,922
      8.75%, 3/1/22                              2,000       2,192
    Kansas Gas & Electric Co.
      7.60%, 12/15/03                            4,000       4,117
    Northern States Power Co.
      5.75%, 10/1/03                             6,000       5,596
    Pacific Gas & Electric Co.
      5.375%, 8/1/98                             3,000       2,902
      8.375%, 5/1/25                             2,000       2,075
    Southern California Electric & Gas
      8.75%, 10/1/21                             3,000       3,166
    Southern Indiana Gas & Electric Co.
      8.875%, 6/1/16                             3,400       3,882
    Tampa Electric Co.
      7.75%, 11/1/22                             3,000       2,965
    Union Electric Power Co.
      8.75%, 12/1/21                             2,000       2,144
    U.S. West Communications
      6.125%, 11/15/05                           4,000       3,774
    Virginia Electric & Power Co.
      6.00%, 8/1/01                              6,000       5,787
    West Texas Utilities
      7.75%, 6/1/07                              1,500       1,542
    Wisconsin Electric Power Co.
      7.75%, 1/15/23                             2,000       2,021
    Wisconsin Public Service Co.
      6.80%, 2/1/03                              4,500       4,464
                                                         ----------
         GROUP TOTAL                                        66,571
                                                         ----------
-------------------------------------------------------------------
GAS (.7%)
    Atlanta Gas & Light MTN
      5.90%, 10/6/03                             5,000       4,664
-------------------------------------------------------------------
TELEPHONE (8.2%)
    AT&T CORP.
      7.50%, 6/1/06                              5,000       5,156
    Bell Telephone Co. of Pennsylvania
      6.625%, 9/15/02                            3,500       3,477
    BellSouth Telecommunications
      6.75%, 10/15/33                            5,000       4,449
    Carolina Telephone & Telegraph
      5.75%, 8/15/00                             5,000       4,802
    GTE Northwest
      6.125%, 2/15/99                            5,000       4,912
    Illinois Bell Telephone Co.
      7.25%, 3/15/24                             2,000       1,904
    Michigan Bell Telephone Co.
      6.375%, 9/15/02                            4,000       3,907

                                                  Face       Market
                                                Amount        Value
                                                 (000)       (000)+
-------------------------------------------------------------------
    New Jersey Bell Telephone Co.
      8.00%, 6/1/22                             $3,000  $    3,197
    New York Telephone
      & Telegraph Co.
      8.625%, 11/15/10                           2,500       2,809
    Ohio Bell Telephone Co.
      7.85%, 12/15/22                            2,000       2,093
    Pacific Bell Telephone Co.
      7.25%, 7/1/02                              4,000       4,114
    Southwestern Bell
      6.625%, 4/1/05                             3,000       2,914
    United Telephone Florida
      6.250%, 5/15/03                            3,000       2,873
    United Telephone Ohio
      6.625%, 10/1/02                            2,000       1,948
    Wisconsin Bell
      6.75%, 8/15/24                             4,000       3,623
                                                         ----------
         GROUP TOTAL                                        52,178
                                                         ----------
-------------------------------------------------------------------
TOTAL BONDS
    (Cost $124,811)                                        123,413
-------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (1.4%)
-------------------------------------------------------------------
    U.S. Treasury Note
      5.50%, 4/15/00
      (Cost $8,823)                              9,000       8,766
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (.7%)
-------------------------------------------------------------------
REPURCHASE AGREEMENT
    Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account 5.86%, 8/1/95
      (Cost $4,350)                              4,350       4,350
-------------------------------------------------------------------
TOTAL INVESTMENTS (98.0%)
  (Cost $603,499)                                          623,423
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.0%)
-------------------------------------------------------------------
    Other Assets--Notes C and G                             27,368
    Liabilities--Note G                                    (14,386)
                                                         ----------
                                                            12,982
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
    Applicable to 56,790,808 outstanding
      $.001 par value shares
      (authorized 1,000,000,000 shares)       $636,405
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                   $11.21
===================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depository Receipt
ADS--American Depository Share
MTN--Medium-Term Note



-------------------------------------------------------------------
AT JULY 31, 1995,
  NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
                                                Amount          Per
                                                 (000)        Share
                                              --------       ------
    Paid in Capital                           $640,219       $11.27
    Undistributed Net
      Investment Income                          7,648          .14
    Accumulated Net Realized
      Losses                                   (31,386)        (.55)
    Unrealized Appreciation of
      Investments--Note E                       19,924          .35
-------------------------------------------------------------------
NET ASSETS                                    $636,405       $11.21
-------------------------------------------------------------------

                           STATEMENT OF OPERATIONS


                                                             HEALTH CARE                       ENERGY
                                                               PORTFOLIO                    PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                                        Six Months Ended             Six Months Ended
                                                           July 31, 1995                July 31, 1995
                                                                   (000)                        (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME
       Dividends  ................................            $    7,814                    $  4,903
       Interest...................................                 2,134                         639
-----------------------------------------------------------------------------------------------------
                  Total Income....................                 9,948                       5,542
-----------------------------------------------------------------------------------------------------
    EXPENSES
       Investment Advisory Fees--Note B...........                   602                         331
       The Vanguard Group--Note C
           Management and Administrative..........     $1,345                        $890
           Marketing and Distribution ............         72      1,417               52        942
                                                       ------                        ----
       Taxes (other than income taxes)............                    34                          19
       Custodians' Fees ..........................                    60                          55
       Auditing Fees .............................                     3                           3
       Shareholders' Reports......................                    39                          24
       Annual Meeting and Proxy Costs.............                    14                           5
       Directors' Fees and Expenses...............                     2                           1
-----------------------------------------------------------------------------------------------------
                  Total Expenses..................                 2,171                       1,380
-----------------------------------------------------------------------------------------------------
                     Net Investment Income........                 7,777                       4,162
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
       Investment Securities Sold.................                25,603                       5,728
       Forward Currency Contracts.................                    --                          --
-----------------------------------------------------------------------------------------------------
           Realized Net Gain (Loss)...............                25,603                       5,728
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
       Investment Securities......................               121,850                      72,972
       Forward Currency Contracts.................                   139                          --
-----------------------------------------------------------------------------------------------------
           Change in Unrealized Appreciation
             (Depreciation).......................               121,989                      72,972
-----------------------------------------------------------------------------------------------------
                     Net Increase in Net
                       Assets Resulting from
                         Operations...............              $155,369                     $82,862
-----------------------------------------------------------------------------------------------------

                                                              GOLD & PRECIOUS                UTILITIES INCOME
                                                             METALS PORTFOLIO                       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                             Six Months Ended                Six Months Ended
                                                                July 31, 1995                   July 31, 1995
                                                                        (000)                           (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
      Dividends(1)                                                  $  4,971                         $12,370
      Interest                                                           653                           4,969
-------------------------------------------------------------------------------------------------------------
              Total Income                                             5,624                          17,339
-------------------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fees--Note B                                   532                             393
      The Vanguard Group--Note C
         Management and Administrative             $933                                 $995
         Marketing and Distribution                  65                  998              75           1,070
                                                   ----                                 ----
      Taxes (other than income taxes)                                     23                              27
      Custodians' Fees                                                    65                              19
      Auditing Fees                                                        3                               3
      Shareholders' Reports                                               32                              37
      Annual Meeting and Proxy Costs                                       5                              12
      Directors' Fees and Expenses                                         1                               1
-------------------------------------------------------------------------------------------------------------
              Total Expenses                                           1,659                           1,562
-------------------------------------------------------------------------------------------------------------
                 Net Investment Income                                 3,965                          15,777
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold                                       2,083                         (6,889)
      Forward Currency Contracts                                          --                              --
-------------------------------------------------------------------------------------------------------------
         Realized Net Gain (Loss)                                      2,083                         (6,889)
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities                                           85,565                          53,590
      Forward Currency Contracts                                          --                              --
-------------------------------------------------------------------------------------------------------------
         Change in Unrealized Appreciation (Depreciation)             85,565                          53,590
-------------------------------------------------------------------------------------------------------------
                 Net Increase in Net
                    Assets Resulting from Operations                 $91,613                         $62,478
-------------------------------------------------------------------------------------------------------------

(1) Gold & Precious Metals Portfolio dividends are net of foreign withholding taxes of $731,000.

                       STATEMENT OF CHANGES IN NET ASSETS




                                                              HEALTH CARE  PORTFOLIO                           ENERGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED          Year Ended       SIX MONTHS ENDED          Year Ended
                                                   JULY 31, 1995    January 31, 1995          JULY 31, 1995    January 31, 1995
                                                           (000)               (000)                  (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income.........................    $    7,777            $ 10,081               $  4,162           $   6,962
    Realized Net Gain (Loss)......................        25,603              34,818                  5,728               7,354
    Change in Unrealized Appreciation
       (Depreciation).............................       121,989              18,839                 72,972             (59,289)
-------------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in Net Assets
                 Resulting from Operations........       155,369              63,738                 82,862             (44,973)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
    Net Investment Income.........................          (449)            (10,497)                    --              (7,148)
    Realized Net Gain.............................        (1,572)            (42,079)                  (949)             (8,318)
-------------------------------------------------------------------------------------------------------------------------------
           Total Distributions....................        (2,021)            (52,576)                  (949)            (15,466)
-------------------------------------------------------------------------------------------------------------------------------
NET EQUALIZATION
    CHARGES--Note A...............................            --                  --                     --                  --
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
    Issued   --Regular............................       119,724              76,213                 48,400             110,300
             --In Lieu of Cash Distributions......         1,937              50,271                    887              14,334
             --Exchange...........................       103,767             114,500                 50,456             166,536
    Redeemed --Regular............................       (35,060)            (40,896)               (29,767)            (48,268)
             --Exchange...........................       (53,284)            (78,502)               (52,575)            (88,840)
-------------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from
              Capital Share Transactions..........       137,084             121,586                 17,401             154,062
-------------------------------------------------------------------------------------------------------------------------------
           Total Increase (Decrease)..............       290,432             132,748                 99,314              93,623
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period...........................       770,714             637,966                432,892             339,269
-------------------------------------------------------------------------------------------------------------------------------
    End of Period (3).............................    $1,061,146            $770,714               $532,206           $ 432,892
===============================================================================================================================
    (1) Distributions Per Share
        Net Investment Income.....................          $.02              $  .57                     --                $.24
        Realized Net Gain.........................          $.07               $2.31                   $.03                $.29
-------------------------------------------------------------------------------------------------------------------------------
    (2) Shares Issued and Redeemed
        Issued    ................................         5,658               5,337                  6,314              17,811
        Issued in Lieu of Cash Distributions......            50               1,430                     60                 992
        Redeemed .................................        (2,229)             (3,416)                (5,248)             (8,982)
-------------------------------------------------------------------------------------------------------------------------------
                                                           3,479               3,351                  1,126               9,821
-------------------------------------------------------------------------------------------------------------------------------
    (3) Undistributed (Overdistributed)
           Net Investment Income..................    $    7,656            $    328                 $4,401           $     239
-------------------------------------------------------------------------------------------------------------------------------

                                                     GOLD & PRECIOUS METALS PORTFOLIO                 UTILITIES INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED          Year Ended       SIX MONTHS ENDED          Year Ended
                                                   JULY  31, 1995    January 31, 1995          JULY 31, 1995    January 31, 1995
                                                            (000)               (000)                  (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income..........................     $   3,965          $   13,007               $ 15,777          $   33,477
    Realized Net Gain (Loss).......................         2,083               3,212                 (6,889)            (24,471)
    Change in Unrealized Appreciation
       (Depreciation)..............................        85,565            (149,036)                53,590             (45,090)
--------------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in Net Assets
              Resulting from Operations............        91,613            (132,817)                62,478             (36,084)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
    Net Investment Income..........................          (500)            (15,231)               (17,312)            (34,340)
    Realized Net Gain..............................            --                  --                     --              (7,108)
--------------------------------------------------------------------------------------------------------------------------------
           Total Distributions.....................          (500)            (15,231)               (17,312)            (41,448)
--------------------------------------------------------------------------------------------------------------------------------
NET EQUALIZATION
    CHARGES--Note A................................            --                  --                    (22)             (1,346)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
    Issued   --Regular.............................        32,355             112,156                 38,519              70,620
             --In Lieu of Cash Distributions.......           458              13,866                 13,603              33,422
             --Exchange............................        61,572             267,733                 39,003              94,577
    Redeemed --Regular.............................       (32,282)            (85,473)               (33,153)            (79,265)
             --Exchange............................       (59,942)           (241,692)               (59,319)           (186,274)
--------------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from
              Capital  Share Transactions..........         2,161              66,590                 (1,347)            (66,920)
--------------------------------------------------------------------------------------------------------------------------------
           Total Increase (Decrease)...............        93,274             (81,458)                43,797            (145,798)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of  Period...........................       531,087             612,545                592,608             738,406
--------------------------------------------------------------------------------------------------------------------------------
    End of Period (3)..............................     $ 624,361          $  531,087               $636,405          $  592,608
================================================================================================================================
    (1) Distributions Per Share
        Net Investment Income......................          $.01                $.31                   $.30                $.59
        Realized Net Gain..........................            --                  --                     --                $.12
--------------------------------------------------------------------------------------------------------------------------------
    (2) Shares Issued and Redeemed
        Issued   ..................................         8,077              28,806                  7,346              16,045
        Issued in Lieu of Cash Distributions.......            41               1,096                  1,287               3,226
        Redeemed                                           (7,940)            (25,414)                (8,721)            (25,665)
--------------------------------------------------------------------------------------------------------------------------------
                                                              178               4,488                    (88)             (6,394)
--------------------------------------------------------------------------------------------------------------------------------
    (3) Undistributed (Overdistributed)
           Net Investment Income--Note F...........     $     828          $   (2,637)              $  7,648          $    9,205
--------------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS





                                                                                  HEALTH CARE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended January 31,
                                                     SIX  MONTHS ENDED         -----------------------------------------------
For a Share Outstanding Throughout Each Period          JULY  31, 1995          1995       1994       1993      1992      1991
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF PERIOD ..................        $37.01         $36.51    $32.66     $35.54    $27.32    $22.16
                                                                ------         ------    ------     ------    ------    ------
INVESTMENT OPERATIONS
    Net Investment Income...............................           .31            .55       .79        .70       .53       .52
    Net Realized and Unrealized Gain (Loss)
       on Investments...................................          6.43           2.83      5.79      (1.68)     8.75      6.03
                                                                ------         ------    ------     ------    ------    ------
           TOTAL FROM INVESTMENT OPERATIONS  ...........          6.74           3.38      6.58       (.98)     9.28      6.55
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from  Net Investment Income...............          (.02)          (.57)     (.76)      (.70)     (.53)     (.55)
    Distributions from Realized Capital Gains...........          (.07)         (2.31)    (1.97)     (1.20)     (.53)     (.84)
                                                                ------         ------    ------     ------    ------    ------
           TOTAL DISTRIBUTIONS .........................          (.09)         (2.88)    (2.73)     (1.90)    (1.06)    (1.39)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD ........................        $43.66         $37.01    $36.51     $32.66    $35.54    $27.32
==============================================================================================================================
TOTAL RETURN**  ........................................       +18.24%         +9.79%   +21.21%     -2.92%   +33.97%   +30.09%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of  Period (Millions)...................        $1,061           $771      $638       $562      $553      $189
Ratio of Expenses to Average Net Assets--Note C.........         .48%*           .40%      .19%       .22%      .30%      .36%
Ratio of Net Investment Income to
    Average Net  Assets.................................        1.70%*          1.58%     2.37%      2.06%     1.98%     2.54%
Portfolio Turnover Rate.................................          21%*            25%       19%        15%        7%       17%
------------------------------------------------------------------------------------------------------------------------------





                                                                                  ENERGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended January 31,
                                                     SIX  MONTHS ENDED         --------------------------------------------------
For a Share Outstanding Throughout Each Period          JULY  31, 1995          1995         1994        1993      1992      1991
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...................        $13.82        $15.77       $13.82      $12.73    $13.39    $14.94
                                                                ------        ------       ------      ------    ------    ------
INVESTMENT OPERATIONS
    Net Investment Income...............................           .13           .23          .31         .34       .42       .45
    Net Realized and Unrealized Gain (Loss)
       on Investments...................................          2.48         (1.65)        3.31        1.29      (.24)     (.66)
                                                                ------        ------       ------      ------    ------    ------
           TOTAL FROM INVESTMENT OPERATIONS ............          2.61         (1.42)        3.62        1.63       .18      (.21)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income................            --          (.24)        (.29)       (.36)     (.42)     (.46)
    Distributions from Realized Capital Gains...........          (.03)         (.29)       (1.38)       (.18)     (.42)     (.88)
                                                                ------        ------       ------      ------    ------    ------
           TOTAL DISTRIBUTIONS .........................          (.03)         (.53)       (1.67)       (.54)     (.84)    (1.34)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................        $16.40        $13.82       $15.77      $13.82    $12.73    $13.39
=================================================================================================================================
TOTAL RETURN** .........................................       +18.91%        -9.15%       +27.31%    +13.02%    +1.27%    -1.64%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)....................          $532          $433         $339        $164      $124      $114
Ratio of Expenses to Average Net Assets--Note C.........         .55%*          .30%         .17%        .21%      .30%      .35%
Ratio of Net Investment Income to
    Average Net Assets................... ..............        1.66%*         1.66%        1.87%       2.47%     2.78%     3.24%
Portfolio Turnover Rate.................................          27%*           13%          41%         37%       42%       40%
---------------------------------------------------------------------------------------------------------------------------------

  *Annualized.

**Total return figures do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolios for less than one year.

                                                                                GOLD & PRECIOUS METALS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended January 31,
                                                      SIX MONTHS ENDED         --------------------------------------------------
For a Share Outstanding Throughout Each Period          JULY  31, 1995          1995         1994        1993      1992      1991
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................     $10.71        $13.58      $  7.29       $9.41     $8.29    $12.49
                                                                ------        ------       ------      ------    ------    ------
INVESTMENT OPERATIONS
    Net Investment Income..................................        .08           .27          .20         .19       .24       .29
    Net Realized and Unrealized Gain (Loss)
       on Investments......................................       1.77         (2.83)        6.30       (2.13)     1.13     (4.17)
                                                                ------        ------       ------      ------    ------    ------
           TOTAL FROM INVESTMENT OPERATIONS ...............       1.85         (2.56)        6.50       (1.94)     1.37     (3.88)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income...................       (.01)         (.31)        (.21)       (.18)     (.25)     (.32)
    Distributions from Realized Capital Gains..............         --            --           --          --        --        --
                                                                ------        ------       ------      ------    ------    ------
           TOTAL DISTRIBUTIONS ............................       (.01)         (.31)        (.21)       (.18)     (.25)     (.32)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............................     $12.55        $10.71       $13.58       $7.29     $9.41   $  8.29
=================================================================================================================================
TOTAL RETURN**  ...........................................     17.29%        -19.20%     +89.24%     -20.58%   +16.67%   -31.21%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions).......................       $624          $531         $613        $175      $178      $144
Ratio of Expenses to Average Net Assets--Note C............      .57%*          .25%         .26%        .36%      .35%      .42%
Ratio of Net Investment Income to
    Average Net Assets.....................................      .36%*         2.04%        2.04%       2.50%     2.54%     2.78%
Portfolio Turnover Rate....................................        5%*            4%          14%          2%        3%       10%
---------------------------------------------------------------------------------------------------------------------------------

                                                                               UTILITIES INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Year  Ended January 31,
                                                         SIX MONTHS ENDED         --------------------------     May 15, 1992, to
For a Share Outstanding Throughout Each Period              JULY 31, 1995           1995                1994     January 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....................         $10.42         $11.67              $11.18               $10.00
                                                                   ------         ------              ------               ------
INVESTMENT OPERATIONS
    Net Investment Income.................................            .28            .56                 .57                  .41
    Net Realized and Unrealized Gain (Loss)
       on Investments.....................................            .81          (1.10)                .88                 1.03
                                                                   ------         ------              ------               ------
           TOTAL FROM INVESTMENT OPERATIONS ..............           1.09           (.54)               1.45                 1.44
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income..................           (.30)          (.59)               (.56)                (.24)
    Distributions from Realized Capital Gains.............             --           (.12)               (.40)                (.02)
                                                                   ------         ------              ------               ------
           TOTAL DISTRIBUTIONS ...........................           (.30)          (.71)               (.96)                (.26)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........................         $11.21         $10.42              $11.67               $11.18
=================================================================================================================================
TOTAL RETURN .............................................        +10.64%         -4.47%             +13.08%              +14.51%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)......................           $636           $593                $738                 $361
Ratio of Expenses to Average Net Assets...................          .50%*           .50%                .42%                .45%*
Ratio of Net Investment Income to Average Net Assets......         5.09%*          5.43%               4.82%               4.70%*
Portfolio Turnover Rate...................................           32%*            35%                 46%                  20%
---------------------------------------------------------------------------------------------------------------------------------

  *Annualized.

**Total return figures do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolios for less than one year.

                         NOTES TO FINANCIAL STATEMENTS

Vanguard Specialized Portfolios is registered under the Investment
Company Act of 1940 as a diversified open-end investment company and consists of the Health Care, Energy, Gold & Precious Metals, and Utilities Income Portfolios. The Portfolios may invest in securities of foreign issuers which may subject them to investment risks not normally associated with investing in securities of United States corporations. Certain investments of the Utilities Income Portfolio are in debt instruments for which the issuers' abilities to meet their obligations may be affected by economic developments in the utilities industry.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Market values for securities listed on the New York Stock Exchange or other U.S. exchanges are based upon the latest quoted sales prices for such securities on the appropriate exchange as of 4:00 PM on the valuation date; such securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed and precious metals are valued at the latest quoted bid prices. Bonds are valued utilizing the latest bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost which approximates market value. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by major banks as of 4:00 PM London Time.

2. FORWARD CURRENCY CONTRACTS: The Health Care Portfolio enters into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

3. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

4. EQUALIZATION: The Utilities Income Portfolio follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by Portfolio share sales or redemptions.

5.  REPURCHASE AGREEMENTS: The Fund, along with other members of The
    Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian banks until maturity of each repurchase agreement. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities. Such fluctuations are included in net realized gain
    (loss) and unrealized appreciation (depreciation) on investments. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

B. Under the terms of a contract which expires May 30, 1996, Wellington Management Company provides investment advisory services to the Health Care, Energy, and Utilities Income Portfolios in return for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1995, the investment advisory fees of the Health Care and Energy Portfolios represent an effective annual rate of .13 of 1% of average net assets. The investment advisory fee of the Utilities Income Portfolio represents an effective annual rate of .12 of 1% of average net assets.

Under the terms of a contract which expires January 31, 1996, M&G Investment Management Ltd. provides investment advisory services to the Gold & Precious Metals Portfolio in return for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1995, the investment advisory fee of the Gold & Precious Metals Portfolio represents an effective annual rate of .18 of 1% of average net assets after giving effect to a fee waiver of $182,000 (an annual rate of .06 of 1%).

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing and distribution services. The costs of such services are allocated to each Portfolio of the Fund under methods approved by the Board of Directors. Prior to June 3, 1994, fees charged to shareholders of the Health Care, Energy, and Gold & Precious Metals Portfolios in the redemption of capital shares were credited by Vanguard to the respective Portfolio and were utilized to offset administrative expenses. Under a new fee policy effective June 3, 1994, redemption fees are instead credited to paid in capital.

Vanguard has requested the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate or credit to the Fund a portion of the commissions generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. For the six months ended July 31, 1995, directed brokerage arrangements reduced the expenses of the Health Care, Energy, and Utilities Income Portfolios by $39,000, $84,000, and $62,000, respectively (annual rates of .01, .03, and .02 of 1% of average net assets, respectively).

At July 31, 1995, the Fund had contributed capital of $365,000 to Vanguard (included in Other Assets), representing 1.8% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the six months ended July 31, 1995, purchases and sales of investment securities other than U.S. Government securities and temporary cash investments were:

-------------------------------------------------------------------
                                                (000)
                                   --------------------------------
Portfolio                           Purchases                Sales
-------------------------------------------------------------------
HEALTH CARE                         $204,092                $89,881
-------------------------------------------------------------------
ENERGY                                64,750                 76,992
-------------------------------------------------------------------
GOLD & PRECIOUS METALS                20,410                 12,719
-------------------------------------------------------------------
UTILITIES INCOME                     100,836                 97,666
-------------------------------------------------------------------


At January 31, 1995, the Gold & Precious Metals and Utilities Income Portfolios had available capital losses to offset future net capital gains through the following fiscal year ends:

-------------------------------------------------------------------
                                     Expiration
                                Fiscal Year(s) Ending      Amount
Portfolio                            January 31,            (000)
-------------------------------------------------------------------
GOLD & PRECIOUS METALS                 1997-2001           $20,997
-------------------------------------------------------------------
UTILITIES INCOME                       2003-2004            24,471
-------------------------------------------------------------------

E. At July 31, 1995, unrealized appreciation for Federal income tax purposes was:

-------------------------------------------------------------------
                                           (000)
                           ----------------------------------------
                                                           Net
                           Appreciated    Depreciated  Unrealized
Portfolio                  Securities     Securities  Appreciation
-------------------------------------------------------------------
HEALTH CARE                  $291,315      $(19,969)      $271,346
-------------------------------------------------------------------
ENERGY                         57,196       (20,647)        36,549
-------------------------------------------------------------------
GOLD & PRECIOUS METALS*       134,135       (54,761)        79,374
-------------------------------------------------------------------
UTILITIES INCOME               32,977       (13,053)        19,924
-------------------------------------------------------------------

*See Note F.

Under the terms of open forward currency exchange contracts at July 31, 1995, the Health Care Portfolio was obligated to receive foreign currencies in exchange for U.S. dollars as follows.

-------------------------------------------------------------------
                                              (000)
                                -----------------------------------
Portfolio/                       Foreign      U.S.      Unrealized
Contract Date                   Currency     Dollars   Appreciation
-------------------------------------------------------------------
HEALTH CARE  10/4/95         YEN  380,543     $4,361        $139
-------------------------------------------------------------------

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. In the Gold & Precious Metals Portfolio, such differences relate to investments in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The cumulative distributions from passive foreign investment company income totalled $2,915,000 through January 31, 1995.

G. The market values of securities on loan to broker/dealers at July 31, 1995, and the cash collateral received with respect to such loans, were:

-------------------------------------------------------------------
                                                  (000)
                                   --------------------------------
                                   Market Value             Cash
                                     of Loaned           Collateral
Portfolio                           Securities            Received
-------------------------------------------------------------------
HEALTH CARE                           $16,335              $18,430
-------------------------------------------------------------------
GOLD & PRECIOUS METALS                 13,777               14,336
-------------------------------------------------------------------
UTILITIES INCOME                        9,091                9,526
-------------------------------------------------------------------

                            DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard
Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The
Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc
Rorer, Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great
Atlantic and Pacific Tea Company, Alco Standard Corp.,
Raytheon Company, Knight-Ridder, Inc., and
Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings
Institution; Director of American Express Bank Ltd.
and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's
Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl
Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Chairman, President, and
Chief Executive Officer of NACCO Industries, Inc.;
Director of NACCO Industries, The BFGoodrich
Company, and The Standard Products Company.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and
Senior Partner of McKinsey & Co. and President of
New York University; Director of Pacific Gas and
Electric Company and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco
Brands, Inc.; retired Vice Chairman and Director of
RJR Nabisco; Director of TECO Energy, Inc. and
Kmart Corporation.

J. LAWRENCE WILSON, Chairman and Chief Executive
Officer of Rohm & Haas Company; Director of
Cummins Engine Company; Trustee of Vanderbilt
University and the Culver Educational Foundation.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The
Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The
Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                 IAN A. MACKINNON
Senior Vice President               Senior Vice President
Information Technology              Fixed Income Group

JEREMY G. DUFFIELD                  F. WILLIAM MCNABB III
Senior Vice President               Senior Vice President
Planning & Development              Institutional

JAMES H. GATELY                     RALPH K. PACKARD
Senior Vice President               Senior Vice President
Individual Investor Group           Chief Financial Officer

                        THE VANGUARD FAMILY OF FUNDS


                             FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Admiral Funds
U.S. Treasury Money
  Market Portfolio
Vanguard Money Market Reserves

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
Money Market Portfolio
Vanguard State Tax-Free Funds
Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Admiral Funds
Vanguard Fixed Income
  Securities Fund
Vanguard Preferred Stock Fund

                          EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard Convertible
  Securities Fund
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
U.S. Portfolio
Vanguard/Windsor Fund
Vanguard/Windsor II

BALANCED FUNDS
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds
Income Portfolio
Conservative Growth Portfolio
Moderate Growth Portfolio
Growth Portfolio
Vanguard STAR Portfolio
Vanguard/Wellesley Income Fund
Vanguard/Wellington Fund

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
International Portfolio

                                 INDEX FUNDS

Vanguard Index Trust
Total Stock Market Portfolio
500 Portfolio
Extended Market Portfolio
Growth Portfolio
Value Portfolio
Small Capitalization Stock Portfolio

Vanguard International Equity Index Fund
European Portfolio
Pacific Portfolio
Emerging Markets Portfolio
Vanguard Bond Index Fund
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund


                          [THE VANGUARD GROUP LOGO]

        Vanguard Financial Center    Valley Forge, Pennsylvania 19482

         New Account Information:    Shareholder Account Services:
                 1-(800) 662-7447    1-(800) 662-2739

               This Report has been prepared for shareholders
            and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the
               Vanguard Family are offered by prospectus only.

                                  Q512-7/95





                   [VANGUARD SPECIALIZED PORTFOLIOS LOGO]

                             SEMI-ANNUAL REPORT
                                JULY 31, 1995